Employee Benefits - Components of Net Periodic Benefit Cost (Details) - United Kingdom - ICON Development Solutions Limited pension plan - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 117	$ 134	$ 100
Interest cost	672	665	746
Expected return on plan assets	(1,258)	(1,171)	(1,214)
Amortization of net loss	228	625	160
Net periodic benefit cost	$ (241)	$ 253	$ (208)